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                                                                EXHIBIT 10.10(b)
                               SECOND AMENDMENT TO
                              EMPLOYMENT AGREEMENT


         THIS SECOND AMENDMENT TO EMPLOYMENT AGREEMENT ("Amendment") is made as of the 11th day of February, 2004, by and between THOMAS M. DUFFY ("Employee") and ALLIED HOLDINGS, INC. ("Employer").

         WHEREAS, Employer and Employee have entered into that certain Employment Agreement dated February 23, 2000 and the First Amendment to Employment Agreement dated June 1, 2001 (collectively, the "Employment Agreement"); and

         WHEREAS, Employer and Employee desire to amend the Employment Agreement as set forth herein;

         NOW, THEREFORE, for and in consideration of the covenants and conditions hereafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Employee and Employer hereby agree as follows:

         1. Effective as of February 11, 2004, the Employment Agreement shall be amended by the deletion of the current Section 3(a) and the inclusion of the following new Section 3(a):

                  "3.      DUTIES.

                  (a) Employee shall, during the Term, serve as Executive Vice President, General Counsel and Secretary of Employer. Employee's principal duties shall be to (1) act as legal counsel to Employer and (2) perform such executive, managerial and administrative duties as the Chairman and Board of Directors of Employer may, from time to time, reasonably request and which shall not be inconsistent or incompatible with Employee's role as legal counsel.

                           ANY IMPLICATION ANYWHERE IN THIS AGREEMENT TO THE CONTRARY NOTWITHSTANDING, EMPLOYER AND EMPLOYEE RECOGNIZE THAT, AS A MEMBER OF THE STATE BAR OF GEORGIA, EMPLOYEE SHALL, AT ALL TIMES, (i) BE BOUND BY AND ACT IN ACCORDANCE WITH THE RULES, REGULATIONS AND POLICIES OF THE STATE BAR OF GEORGIA, INCLUDING WITHOUT LIMITATION THE CANONS OF ETHICS AND STANDARDS OF CONDUCT, AS FROM TIME TO TIME PROMULGATED AND/OR AMENDED,


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                           AND (II) ACT IN SUCH MANNER AS TO PROTECT THE
                           ATTORNEY-CLIENT PRIVILEGE BETWEEN HIM AND EMPLOYER UNLESS EMPLOYER SHALL SPECIFICALLY CONSENT, IN A WRITING SIGNED BY THE CHAIRMAN OR PRESIDENT OF EMPLOYER, TO THE WAIVER OF SUCH PRIVILEGE. IN NO EVENT SHALL EMPLOYEE'S EMPLOYMENT BE TERMINATED, NOR SHALL EMPLOYEE BE DEEMED TO BE IN BREACH OF THIS AGREEMENT, BY REASON OF ANY ACTION OR DECISION TAKEN BY HIM IN GOOD FAITH WHILE ACTING PURSUANT TO AND IN ACCORDANCE WITH THE PRECEDING SENTENCE."

         2. Effective as of March 1, 2004, the Employment Agreement shall be amended by the deletion of the current Section 4(a) and the inclusion of the following new Section 4(a):

                  "4.      BASE SALARY.

                  (a) For and in consideration of the services to be rendered by Employee pursuant to this Agreement, Employer shall pay to Employee, for each year during the Term, an annual salary of not less than THREE HUNDRED THIRTY THOUSAND Dollars ($330,000), payable in equal semi-monthly installments in accordance with Employer's payroll practices. Employee's salary shall be reviewed by the Board of Directors of Employer annually and, in the sole discretion of the Board of Directors, may be increased, but not decreased."

         3. All provisions of the Employment Agreement which have not been amended by this Amendment shall remain in full force and effect. Notwithstanding the foregoing, to the extent there is any inconsistency between the provisions of the Employment Agreement and the provisions of this Amendment, the provisions of this Amendment shall control.

         4. Each of the parties hereto will, from time to time, and at all times hereafter, upon every reasonable request to do so by any other party, make, do, execute and deliver, or cause to be made done, executed and delivered, all such further acts, deeds, assurances and things as may be reasonably required or necessary in order to further implement and carry out the terms and purpose of this Amendment.

         5. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute the same agreement, document, or instrument. Any signature page of any such counterpart, or any electronic facsimile thereof, may be attached or appended to any other counterpart to


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complete a fully executed counterpart of such agreement, document or instrument, and any telecopy or other facsimile transmission of any signature shall be deemed an original and shall bind such party.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be duly executed on its behalf, all as of the day and year first written above.


                                    Employer:


                                    ALLIED HOLDINGS, INC.



                                    By:      /s/ Hugh E. Sawyer
                                       ----------------------------------------
                                    Title: President and Chief Executive Officer


                                    Employee:



                                    /s/ Thomas M. Duffy
                                    -------------------------------------------
                                    THOMAS M. DUFFY